EXHIBIT 10.3

THE SECURITIES EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE COMPANY) STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR DISTRIBUTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS-DELIVERY REQUIREMENTS OF THE SECURITIES ACT, AND ALL APPLICABLE STATE SECURITIES LAWS.



                                     WARRANT
                           FOR SHARES OF COMMON STOCK
                                       OF
                         FASTFUNDS FINANCIAL CORPoration

Warrant No. _____                                                _________, 2004


     FOR VALUE RECEIVED, ________________________________, or its successors or assigns (collectively, the "Holder"), is entitled to subscribe for and purchase from FastFunds Financial Corporation, a Nevada corporation (the "Company"), up to ___________________________________ (__________) fully paid and nonassessable shares (the "Warrant Shares") of the Company's common stock (the "Common Stock"), or such greater or lesser number of such shares as may be determined by application of the provisions of this Warrant, at the price of Two and No/100 Dollars ($2.00) per Share, subject to adjustments as noted below (the "Warrant Exercise Price").

     This warrant may be exercised by Holder at any time or from time to time on or prior to __________, 2009. This Warrant is subject to the following provisions, terms and conditions:

     1. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised by Holder, in whole or in part, by written notice of exercise delivered to the Company and by the surrender of this Warrant (properly endorsed, if required) to the Company to its principal office and upon payment to it by cash, certified check or bank draft of the Warrant Exercise Price for the Warrant Shares. The Warrant Shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant has been exercised by payment to the Company of the Warrant Exercise Price. Certificates for the Warrant Shares so purchased, bearing an appropriate restrictive legend as determined by the Company in its reasonable discretion, shall be delivered to Holder within 15 days after the exercise hereof and, unless this Warrant has expired, a new warrant for the purchase of that number of shares, if any, with respect to which this Warrant has not been exercised shall also be delivered to Holder within such time.

     2. NO FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share of Common Stock to which Holder would otherwise be entitled, an amount in cash equal to such fraction multiplied by the then-current value of a share of Common Stock, such current value to be determined as follows (as applicable): (a) if the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices therefor in the over-the-counter market shall be reported by Nasdaq, then such current value shall be the last reported sale on the last business day prior to the date of the exercise of this Warrant, or, in the event the last reported sale is unavailable, the average of the closing bid and asked prices on the last business day prior to the date of the exercise of this Warrant as so reported; or (b) if the Common Stock is not so listed or admitted to unlisted trading privileges and such bid and asked prices shall not be so reported, then such current value shall be computed on the basis of the book value of Common Stock as of the close of business on the last day of the month immediately preceding the date upon which this Warrant was exercised, as determined by the Company.

     3. ADJUSTMENTS TO WARRANT EXERCISE PRICE. The Warrant Exercise Price shall be subject to adjustment from time to time as hereinafter provided in this
Section 3.

          (a) If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares, then the Warrant Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such share of Common Stock.

          (b) If any capital reorganization or reclassification of the Company's capital stock, or consolidation or merger of the Company with another entity, or the sale of all or substantially all of its assets to another entity shall be effected in such a way that holders of the Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant (and in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby), such shares of stock, other securities or assets as would have been issued or delivered to Holder if it had exercised this Warrant and had received such shares of Common Stock prior to such transaction. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets shall assume by written instrument executed and mailed to the registered Holder at the last address of such Holder appearing on the Company's books, the obligation to deliver to such Holder such shares of stock, securities or assets as such Holder shall be entitled to purchase under the foregoing provisions.

          (c) Upon each adjustment of the Warrant Exercise Price, Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, that number of shares of Common Stock obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

          (d) Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof by first-class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the Company's books. The notice shall state the Warrant Exercise Price resulting from the adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     4. NO RIGHTS AS SHAREHOLDER. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

     5. TRANSFERABILITY. This Warrant is issued upon the following terms, which Holder acknowledges and to which Holder consents and agrees: (a) until this Warrant is transferred on the Company's books, the Company will treat the Holder of this Warrant, registered as such on the Company's books, as the absolute owner hereof for all purposes without effect given to any notice to the contrary; (b) this Warrant may not be exercised, and this Warrant and the Warrant Shares shall not be transferable, except in compliance with all applicable state and federal securities laws, regulations and orders, and with all other applicable laws, regulations and orders; (c) neither this Warrant nor the Warrant Shares issuable upon exercise hereof may be transferred without Holder obtaining an opinion of counsel, which opinion and counsel are satisfactory to the Company, stating that the proposed transaction will not result in a prohibited transaction under the Securities Act and applicable state securities laws. By accepting this Warrant, the Holder agrees to act in accordance with any conditions imposed on such transfer by any such opinion of counsel; and (d) neither the issuance of this Warrant nor the issuance of the Warrants Shares issuable upon exercise hereof have been registered under the Securities Act.

     6. LOSS OR MUTILATION. Upon the Company's receipt from Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to the Company, and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to Holder; provided, however, in the case of mutilation no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

     7. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada without regard to its conflicts-of-law provisions.

     8. AMENDMENTS AND WAIVERS. The provisions of this Warrant may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given, unless the Company agrees in writing and has obtained the written consent of Holder.

     9. SUCCESSORS AND ASSIGNS. All the terms and conditions of this Warrant shall be binding upon and inure to the benefit of the permitted successors and assigns of the Company and Holder.

     10. CONSTRUCTION. The headings of this Warrant are for convenience only and shall not affect the interpretation of this Warrant. Unless the context indicates otherwise, all references herein to Sections are references to Sections of this Warrant.

     11. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and transmitted in accordance with the terms and conditions of that certain Purchase Agreement by and between the Company and MBC Global, LLC, of even date herewith.

     12. COUNTERPARTS. The Company may execute and attest to this Warrant in counterparts.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and delivered by a duly authorized officer as of the ____ day of ________, 2004.



                                  FASTFUNDS FINANCIAL CORPORATION



                                  By:
                                      ------------------------------------------
                                           IJAZ ANWAR, CHIEF FINANCIAL OFFICER



ATTEST:



---------------------------------
TOM OLSON, SECRETARY

                                WARRANT EXERCISE

                  (To be signed only upon exercise of warrant)



     THE UNDERSIGNED, the holder of that certain warrant to purchase _________________________ shares of common stock of FastFunds Financial Corporation (the "Company"), dated ____________, 2004, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder, _________________________________ shares of the Company's common stock to which such warrant relates, and herewith makes payment of $ _____________________________________ therefore in cash or by check; and
requests that the certificates for such shares be issued in the name of, and be delivered to ____________________________________________, whose address is set forth below the signature of the undersigned.



Dated:
        ----------------------------



                                   ---------------------------------------------
                                   (Signature)


                                   ---------------------------------------------
                                   (Address)

                               WARRANT ASSIGNMENT

                  (To be signed only upon transfer of warrant)



         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, transfers and conveys unto _______________________________________ the purchase right represented by that certain warrant to purchase up to _____________________________ shares of common stock of FastFunds Financial Corporation (the "Company"), dated November ____, 2004, and appoints _______________________________________ as attorney to transfer such purchase right on the Company's books, with full power of substitution in the premises.



Dated:
        ----------------------------



                                   ---------------------------------------------
                                   (Signature)


                                   ---------------------------------------------
                                   (Address)